                         RELEASE AND AMENDMENT AGREEMENT dated as of December
                    15, 1997 (this "Amendment Agreement"), to (a) the Credit Agreement dated as of June 24, 1997 (the "Credit Agreement"), among ARM Financial Group, Inc., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, (b) the Pledge Agreement dated as of June 24, 1997, among the Borrower, Integrity Holdings, Inc., a Delaware corporation ("Holdings") and The Chase Manhattan Bank, a New York banking corporation, as representative (the "Representative") for the Secured Parties (as defined in the Pledge Agreement (the "Pledge Agreement") and (c) the Assignment Agreement dated as of June 24, 1997, among the Borrower, Holdings and the Representative (the "Assignment Agreement").

         A. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, the Pledge Agreement and the Assignment Agreement to (i) release any and all liens and security interests in favor of the Representative for the benefit of the Lenders, (ii) amend certain of the negative convenants continued in the Credit Agreement and (iii) make certain other changes to the Credit Agreement in order to effectuate the foregoing.

         B. The Lenders are willing to enter into this Amendment Agreement on the terms and subject to the conditions set forth herein.

         C. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. COLLATERAL RELEASE. The Representative hereby agrees, and the Lenders hereby consent, that as of the date first above written (i) any and all liens, charges, encumbrances and security interests in favor of the Representative for the benefit of the Lenders created pursuant to the Assignment Agreement and the Pledge Agreement shall automatically be released and terminated without any further action on the part of the Representative or any Lender and (ii) the Representative, at the request of the Borrower or Holdings, as applicable, shall execute any documents and instruments (including UCC termination statements), deliver any certificates or documents representing the Collateral and will take any other reasonable action necessary to effect the release and termination of such liens and security interests.

         SECTION 2. AMENDMENTS. (a) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definition of "Adjusted Statutory Surplus" in its entirety, (ii) amending the definition of "Non-Investment Grade Investments" by (A) deleting the word "equity" appearing as the first word in clause (b) thereto and substituting therefor the words "common stock", (B) deleting the word "and" appearing at the end of clause (b) thereto and substituting therefor a comma, (C) deleting the period appearing at the end of clause (c) thereof and substituting therefor the word "and" and (D) adding to the end of such section a new clause (d) which shall read in its entirety: "(d) investments in preferred stocks that are not rated P1, P2, PSF1 or PSF2 by the NAIC", (iii) deleting the definition of "Loan Documents" in its entirety and substituting therefor the following definition:

    "LOAN DOCUMENTS" shall mean this Agreement and the Guarantee Agreement.

             (iv) adding the following definition:

         "CAPITAL" shall mean, with respect to any Insurance Subsidiary at any time, the sum of the amounts set forth on lines 29 and 30 of the Liabilities, Surplus, and Other Funds Statement in the Annual Statement or the Quarterly Statement of such Insurance Subsidiary most recently delivered to the Administrative Agent and the Lenders pursuant to Section 5.04 or, if such statement shall be modified, the equivalent item on any successor form.

             and (v) amending the definition of "Invested Assets" by deleting the figures "10A" and "16" contained in the second line thereof and substituting therefor the figures "11" and "17", respectively.

             (b) Section 3.24 of the Credit Agreement is hereby deleted in its entirety.

              (c) Section 5.04(a)(ii)(B) of the Credit Agreement is hereby amended by deleting the numbers "6.12" and "6.17" appearing in the second line thereof and substituting respectively therefor the numbers "6.11" and "6.16".

              (d) Section 5.10 of the Credit Agreement is hereby amended and restated to read in its entirety:

         SECTION 5.10. INTENTIONALLY OMITTED.

             (e) Section 5.11 of the Credit Agreement is hereby amended and restated to read in its entirety:

         SECTION 5.11. FURTHER ASSURANCES. Execute any and all further documents, agreements and instruments, and take all further actions in order to effectuate the transactions contemplated by the Loan Documents.

             (f) Section 6.05(c) of the Credit Agreement is hereby amended by
(i) deleting "(i)" appearing in the fifth line of the first sentence thereof,
(ii) deleting the word "and" appearing in the sixth line of the first sentence thereof and (iii) deleting clause (ii) in its entirety.

             (g) Section 6.12 of the Credit Agreement is hereby amended by deleting the number "2.00" appearing in the second line thereof and substituting therefor the number "3.00".

             (h) Section 6.13 of the Credit Agreement is hereby amended by (i) deleting the words "Adjusted Statutory Surplus" appearing in the caption and in the first line thereof and substituting therefor in both such places the words "Total Adjusted Capital" and (ii) deleting the amount "$135,000,000" appearing in the third line thereof and substituting therefor the amount "$175,000,000".

             (i) Section 6.16 of the Credit Agreement is hereby amended by adding, following the words "10% of the" appearing in the third line thereof, the following: "Capital and".

            (j) Article VII, Paragraph (n) of the Credit Agreement is hereby amended by (i) deleting, following the word "terms" appearing in the second line thereof, the following:

         , or the security interest purported to be created by any Security Document shall cease to be a valid and perfected first priority security interest in the relevant collateral for any reason other than the failure of Chase, on behalf of the Lenders, to take any action that is within its control and not otherwise prohibited by applicable law, applicable regulation or the order of any court

         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the other parties hereto to enter into this Amendment Agreement, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that (a) before and after giving effect to this Amendment Agreement, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) before and after giving effect to this Amendment Agreement, no Default or Event of Default has occurred and is continuing.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment Agreement shall become effective as of the date first above written on the date that the Administrative Agent shall have received counterparts of this Amendment Agreement that, when taken together, bear the signatures of the Borrower, Holdings and each of the Lenders.

         SECTION 5. EFFECT OF AMENDMENT AGREEMENT. Except as expressly set forth herein, this Amendment Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment Agreement shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Any default under this Amendment Agreement shall constitute an Event of Default under the Credit Agreement.

         SECTION 6. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. HEADINGS. The headings of this Amendment Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 9. EXPENSES. The Company agrees to reimburse the
Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                                ARM FINANCIAL GROUP, INC.,

                                                by /s/ Peter S. Resnik
                                                -------------------------------
                                                Name: Peter S. Resnik
                                                Title: Treasurer

                                                by /s/ Edward L. Zemm
                                                -------------------------------
                                                Name: Edward L. Zemm
                                                Title: Chief Financial Officer


                                                INTEGRITY HOLDINGS, INC.,

                                                by /s/ Peter S. Resnik
                                                -------------------------------
                                                Name: Peter S. Resnik
                                                Title: Treasurer


                                                THE CHASE MANHATTAN BANK,
                                                individually, as Administrative
                                                Agent and as representative for
                                                the Secured Parties,

                                                by /s/ Peter Platten
                                                -------------------------------
                                                Name: Peter Platten
                                                Title: Vice President


                                                BANK OF TOKYO-MITSUBISHI TRUST
                                                COMPANY,

                                                by /s/ Douglas J. Beir
                                                -------------------------------
                                                Name: Douglas J. Beir
                                                Title: Vice President

                                                DEUTSCHE BANK AG, NEW YORK
                                                AND/OR CAYMAN ISLANDS BRANCHES,

                                                by /s/ Louis Caltavuturo
                                                -------------------------------
                                                Name: Louis Caltavuturo
                                                Title: Vice President

                                                by /s/ Alan Krosk
                                                -------------------------------
                                                Name: Alan Krosk
                                                Title:


                                                DRESDNER BANK AG, NEW YORK
                                                BRANCH AND GRAND CAYMAN BRANCH,

                                                by /s/ Robert P. Donohue
                                                -------------------------------
                                                Name: Robert P. Donohue
                                                Title: Vice President

                                                by /s/ Lloyd C. Stevens
                                                -------------------------------
                                                Name: Lloyd C. Stevens
                                                Title: Vice President


                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO,

                                                by /s/ Fred T. Crawford
                                                -----------------------------
                                                Name: Fred T. Crawford
                                                Title: First Vice President


                                                FIRST UNION NATIONAL BANK OF
                                                NORTH CAROLINA,

                                                by /s/ Gail M. Golightly
                                                -------------------------------
                                                Name: Gail M. Golightly
                                                Title: Senior Vice President

                                                PNC BANK, KENTUCKY, INC.,

                                                by /s/ Brennan T. Danile
                                                -------------------------------
                                                Name: Brennan T. Danile
                                                Title: Corporate Banking Officer


                                                SUNTRUST BANK, CENTRAL FLORIDA,
                                                NATIONAL ASSOCIATION,

                                                by /s/ Janet P. Sommons
                                                -------------------------------
                                                Name: Janet P. Sommons
                                                Title: Vice President

STATE OF GEORGIA

COUNTY OF FULTON


ON THE 12TH DAY OF DECEMBER, 1997 PERSONALLY APPEARED Janet P. Sommons, AS THE Vice President OF SUNTRUST BANKS, INC., APPEARING AS AGENT OF SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION, AND BEFORE ME EXECUTED THE RELEASE AND AMENDMENT AGREEMENT, BETWEEN ARM FINANCIAL GROUP INC, (AS BORROWER) AND SUNTRUST BANK, CENTRAL FLORIDA, NATIONAL ASSOCIATION.


IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND OFFICIAL SEAL, IN THE STATE AND COUNTY AFORESAID.

STATE OF Georgia

COUNTY OF Fulton


Sworn to and subscribed to before me this 12th day of December, 1997, by Janet P. Sommons, who is PERSONALLY KNOWN to me or who
provided                       , as identification.



                                        /s/ Christine B. Alford
                                        -----------------------
                                        Notary Public
                                        My Commission Expires:

                                        Notary Public, DeKalb county, Georgia
                                        My Commission Expires June 29th, 2001